UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 11, 2016

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-205960 (1933 Act)	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Iron MOB Portfolio

On August 11, 2016, we, through GAHC4 Iron MOB Portfolio, LLC, our wholly owned subsidiary, entered into a Purchase and Sale Agreement and Joint Escrow Instructions, or the Iron Purchase Agreement, with Cullman POB Partners I, LLC, Cullman POB II, LLC and HCP Coosa MOB, LLC, or collectively, Iron sellers, and Chicago Title Insurance Company, as escrow agent, for the purchase of Iron sellers’ leasehold interests in certain parcels of land located in Cullman, Alabama and Sylacauga, Alabama, and the three medical office buildings located thereon, or collectively, the Iron MOB Portfolio, for an aggregate purchase price of $31,000,000, plus closing costs. We are not affiliated with Iron sellers or Chicago Title Insurance Company.

The material terms of the Iron Purchase Agreement include: (i) a due diligence period of 30 days from the effective date of the Iron Purchase Agreement; (ii) an initial deposit of $750,000 due within three business days after the effective date of the Iron Purchase Agreement and an additional deposit of $250,000 due within three business days after the expiration of the due diligence period, which shall be applied to the purchase price and is to be held and disbursed in accordance with the terms of the Iron Purchase Agreement; (iii) a closing date to take place on the later of 30 days following the expiration of the due diligence period, the date upon which all closing conditions, as defined in the Iron Purchase Agreement, have been satisfied in accordance with the Iron Purchase Agreement, or such other date as may be agreed to; provided, however, that the closing shall not occur later than December 15, 2016; and provided further, however, that we may extend the closing date by an additional 30 days upon written notice and payment of a nonrefundable additional deposit of $250,000; (iv) that in the event the closing does not occur by December 15, 2016, the deposit shall be returned to us in accordance with the terms of the Iron Purchase Agreement; (v) a right for us to terminate the Iron Purchase Agreement, for any reason or no reason at all, at any time prior to or on the expiration of the due diligence period upon written notice, in which case the deposit shall be returned to us; (vi) rights of first refusal and/or rights of first offer, each a ROFR or collectively, the ROFRs, in favor of Cullman Regional Medical Center, Inc. and Sylacauga Health Care Authority, or collectively, ground lessors, respectively, pursuant to each of the respective ground leases between Iron sellers and ground lessors, subject to certain conditions and exceptions; (vii) that in the event ground lessors fail to waive the applicable ROFR(s) prior to closing, that portion of the leasehold interest and medical office building, or property, encumbered by such ROFR shall be automatically removed from the Iron Purchase Agreement, we shall proceed to closing without such property, and the purchase price shall be reduced by the amount allocable to such property; provided, however, that in the event Sylacauga Health Care Authority exercises its rights under its ROFR, HCP Coosa MOB, LLC shall reimburse us for limited out-of-pocket costs; (viii) Iron sellers’ obligation to assign to us all of Iron sellers’ rights, titles and interests in, to and under the applicable ground leases between Iron sellers and ground lessors at closing, pursuant to ground lease assignments; (ix) that in the event any of our closing conditions have not been fulfilled within the applicable time periods, the right for us, in our sole and absolute discretion, to either waive such closing condition(s) upon written notice and close escrow with no adjustment or abatement in the purchase price, or terminate the Iron Purchase Agreement upon written notice and recover the deposit, in which case Iron sellers shall pay for all applicable cancellation charges and, to the extent that the failure of the closing condition is caused by Iron sellers’ default, the right for us to seek additional remedies as set forth in the Iron Purchase Agreement; (x) a limit on Iron sellers’ maximum aggregate liability, which may be awarded to or collected by us in connection with the transactions contemplated by the Iron Purchase Agreement, subject to certain conditions; (xi) a provision stating that Iron sellers are entitled to liquidated damages in the amount of the deposit, as Iron sellers’ sole and exclusive remedy, in the event that the escrow and transaction fail to close as a result of our default, subject to the terms in the Iron Purchase Agreement; (xii) that in the event closing fails to occur as a result of any of Iron sellers’ default, which default has not been cured after receipt of written notice pursuant to the terms of the Iron Purchase Agreement, the right for us to recover the deposit and either terminate the Iron Purchase Agreement and receive reimbursement for limited out-of-pocket expenses, including reasonable attorneys’ fees, or seek specific performance; provided, however, that in the event specific performance is not available as a result of any of Iron sellers’ sale of their respective property to another party, we shall be entitled to recover out-of-pocket damages without limitation; and (xiii) Iron sellers’ obligation to maintain a liquid net worth of at least 2.5% of the purchase price in Unencumbered Assets, as defined in the Iron Purchase Agreement, for a period of 12 months following the closing in order to support Iron sellers’ post-closing obligations under the Iron Purchase Agreement. The Iron Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

Cullman MOB III

On August 11, 2016, we, through GAHC4 Cullman AL MOB III, LLC, our wholly owned subsidiary, entered into a Purchase and Sale Agreement and Escrow Instructions, or the Cullman Purchase Agreement, with Cullman POB III LLC, or Cullman seller, and Chicago Title Insurance Company, as escrow agent, for the purchase of Cullman seller’s leasehold interest in a parcel of land located in Cullman, Alabama, and the medical office building located thereon, or Cullman MOB III, an approximately 52,000-square-foot medical office building, for a purchase price of $16,650,000, plus closing costs. Cullman

MOB III is currently 100 percent leased to two tenants, including Cullman Regional Medical Center, Inc. and Cullman Primary Care, P.C. Medical services provided at Cullman MOB III include family medicine, orthopaedics, ophthalmology, obstetrics and gynecology, allergy and asthma, pulmonology, sleep medicine and sleep disorders treatment, a neurology and pain clinic and an on-site pharmacy. We are not affiliated with Cullman seller or Chicago Title Insurance Company.

The material terms of the Cullman Purchase Agreement include: (i) a due diligence period from the effective date of the Cullman Purchase Agreement until 5:00 p.m. Central Time on the date that is the later of 30 days from the effective date of the Cullman Purchase Agreement or the date that Cullman seller provides us with the Property Information, as defined in the Cullman Purchase Agreement; (ii) a deposit of $500,000 due within three business days after execution of the Cullman Purchase Agreement, which shall be applied to the purchase price and is nonrefundable except where the Cullman Purchase Agreement expressly provides otherwise; (iii) a closing date within 30 days following the expiration of the due diligence period, provided that we may extend the closing date by an additional 30 days upon written notice and payment of a nonrefundable additional deposit of $500,000; (iv) a right for us to terminate the Cullman Purchase Agreement, in our sole discretion and for any reason whatsoever, at any time prior to or on the expiration of the due diligence period upon written notice; (v) a right of first refusal, or the Cullman ROFR, in favor of Cullman Regional Medical Center, Inc., or ground lessor, pursuant to the ground lease between Cullman seller and ground lessor, subject to certain conditions and exceptions; (vi) that in the event Cullman seller fails to timely cure any unsatisfied conditions precedent, as defined in the Cullman Purchase Agreement, the right for us to either proceed to closing with no reduction in the purchase price or terminate the Cullman Purchase Agreement upon written notice and receive a return of the deposit; (vii) Cullman seller’s obligation to deliver the executed assignment and assumption of ground lease with respect to the ground lease between Cullman seller and ground lessor; (viii) Cullman seller’s obligation to deliver ground lessor’s waiver of the Cullman ROFR pursuant to the Cullman ROFR Notice, as defined in the Cullman Purchase Agreement, or a written statement certifying that ground lessor failed to timely respond to the Cullman ROFR Notice, in which event the Cullman ROFR shall be deemed waived by ground lessor, as applicable, at closing; (ix) that in the event ground lessor exercises the Cullman ROFR or fails to consent to the assignment of the ground lease, the Cullman Purchase Agreement shall automatically terminate and we shall receive a return of the deposit and reimbursement of limited out-of-pocket costs, including reasonable attorneys’ fees; (x) a provision providing that Chicago Title Insurance Company shall escrow a certain amount of the purchase price for a period beginning on the closing date until 270 days after the closing date in compliance with an escrow holdback agreement among the parties to the Cullman Purchase Agreement; (xi) that in the event closing fails to occur as a result of our default, which default has not been cured pursuant to the terms of the Cullman Purchase Agreement, the right for Cullman seller, upon written notice, to terminate the Cullman Purchase Agreement and retain the deposit as liquidated damages, as Cullman seller’s sole and exclusive remedy; provided, however, that no cure period or written notice shall apply in the event our default results from our failure to deliver into escrow the balance of the purchase price as of the closing date or our failure to deliver our required, executed signature pages to the closing documents; and (xii) that in the event that Cullman seller is in default and has not cured such default pursuant to the terms of the Cullman Purchase Agreement, the right for us, upon written notice, to either proceed to closing with no reduction in the purchase price, seek specific performance, or terminate the Cullman Purchase Agreement, recover the deposit and receive reimbursement of limited out-of-pocket costs, including reasonable attorneys’ fees; provided, however, that no cure period or written notice shall apply in the event Cullman seller’s default results from Cullman seller’s failure to deliver its required, executed signature pages to the closing documents, in which case we shall have the right to terminate the Cullman Purchase Agreement, recover the deposit and receive reimbursement of limited out-of-pocket costs, including reasonable attorneys’ fees. The Cullman Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

We intend to finance the purchases of the Iron MOB Portfolio and Cullman MOB III from funds raised through our initial public offering and debt financing. We also anticipate paying an acquisition fee based on the purchase price of each property to our advisor in connection with the acquisition of such properties, as described in the prospectus for our initial public offering. We anticipate closing these acquisitions in the fourth quarter of 2016; however, we can give no assurance that these closings will occur within this timeframe, or at all. The potential acquisitions of the Iron MOB Portfolio and Cullman MOB III are subject to substantial conditions to closing.

Rochester Hills MOB

As previously reported in our Current Report on Form 8-K filed on June 23, 2016, Current Report on Form 8-K filed on July 22, 2016 and Current Report on Form 8-K filed on August 3, 2016, we, through GAHC4 Rochester Hills MI MOB, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Rochester Purchase Agreement, a First Amendment to Real Estate Purchase Agreement and Escrow Instructions, or the Rochester First Amendment, and a Second Amendment to Real Estate Purchase Agreement and Escrow Instructions, or the Rochester Second Amendment, respectively, with 6700 N. Rochester, LLC, or Rochester seller, and Chicago Title Insurance Company, as escrow agent, for the purchase of Rochester Hills MOB, located in Rochester Hills, Michigan, for a purchase price of $8,300,000, plus closing costs, and to amend certain terms of the Rochester Purchase Agreement.

On August 11, 2016, we entered into a Third Amendment to Real Estate Purchase Agreement and Escrow Instructions, or the Rochester Third Amendment, with Rochester seller and Chicago Title Insurance Company. The material terms of the Rochester Third Amendment provide for: (i) an extension of the Due Diligence Period, as defined in the Rochester Purchase Agreement, to 6:00 p.m. Eastern Daylight Time on Wednesday, September 7, 2016, with all rights under Article 3 of the Rochester Purchase Agreement available to us; and (ii) an agreement between Rochester seller and us whereby a Buyer’s Title Defect Notice, as defined in the Rochester Purchase Agreement, shall be noticed to Rochester seller in writing by no later than Tuesday, August 23, 2016.

The material terms of the agreements discussed above are qualified in their entirety by the Iron Purchase Agreement, the Cullman Purchase Agreement and Rochester Third Amendment attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions by and between GAHC4 Iron MOB Portfolio, LLC, Cullman POB Partners I, LLC, Cullman POB II, LLC, HCP Coosa MOB, LLC and Chicago Title Insurance Company, dated August 11, 2016

10.2	Purchase and Sale Agreement and Escrow Instructions by and between Cullman POB III LLC, GAHC4 Cullman AL MOB III, LLC and Chicago Title Insurance Company, dated August 11, 2016
10.3
Third Amendment to Real Estate Purchase Agreement and Escrow Instructions by and between 6700 N. Rochester, LLC, GAHC4 Rochester Hills MI MOB, LLC and Chicago Title Insurance Company, dated August 11, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

August 17, 2016	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1
Purchase and Sale Agreement and Joint Escrow Instructions by and between GAHC4 Iron MOB Portfolio, LLC, Cullman POB Partners I, LLC, Cullman POB II, LLC, HCP Coosa MOB, LLC and Chicago Title Insurance Company, dated August 11, 2016

10.2	Purchase and Sale Agreement and Escrow Instructions by and between Cullman POB III LLC, GAHC4 Cullman AL MOB III, LLC and Chicago Title Insurance Company, dated August 11, 2016
10.3
Third Amendment to Real Estate Purchase Agreement and Escrow Instructions by and between 6700 N. Rochester, LLC, GAHC4 Rochester Hills MI MOB, LLC and Chicago Title Insurance Company, dated August 11, 2016